                                AMENDMENT NO. 14
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

     The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated as of July 16, 2001, by and between AIM Variable Insurance Funds, a Delaware statutory trust and Invesco Aim Distributors, Inc., formerly A I M Distributors, Inc., a Delaware corporation, is hereby amended to add AIM V.I. PowerShares ETF Allocation Fund;

     Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

SERIES I SHARES                            SERIES II SHARES
---------------                            ----------------
AIM V.I. Basic Balanced Fund               AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund                  AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund         AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund          AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund                  AIM V.I. Core Equity Fund
AIM V.I. Diversified Income Fund           AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund                     AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund           AIM V.I. Financial Services Fund
AIM V.I. Global Health Care Fund           AIM V.I. Global Health Care Fund
AIM V.I. Global Real Estate Fund           AIM V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund        AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund                   AIM V.I. High Yield Fund
AIM V.I. International Growth Fund         AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund             AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund                      AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund          AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund                 AIM V.I. Money Market Fund
AIM V.I. PowerShares ETF Allocation Fund   AIM V.I. PowerShares ETF Allocation Fund
AIM V.I. Small Cap Equity Fund             AIM V.I. Small Cap Equity Fund
AIM V.I. Technology Fund                   AIM V.I. Technology Fund
AIM V.I. Utilities Fund                    AIM V.I. Utilities Fund"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: October __, 2008

                                        AIM VARIABLE INSURANCE FUNDS


Attest:                                 By:
        -----------------------------       ------------------------------------
        Assistant Secretary                 John M. Zerr
                                            Senior Vice President


                                        INVESCO AIM DISTRIBUTORS, INC.


Attest:                                 By:
        -----------------------------       ------------------------------------
        Assistant Secretary                 John S. Cooper
                                            President